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                                                                    EXHIBIT 24-3

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being all of the members of the Committee appointed by the Board of Directors of the Southern Connecticut Gas Company pursuant to the Southern Connecticut Gas Company Target Plan ("Plan"), hereby constitutes and appoints L. Blum, Esq. his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, on behalf of the Plan, Post-Effective Amendment No. 1 on Form S-8 to Registration Statement No. 333-83437 of Energy East Corporation, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned have set his or her hand this 17(th) day of February, 2000.

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
                                                      /S/ CAROL A. FOREST
                                                      ------------------------------------------------
                                                      Carol A. Forest

                                                      /S/ SALVATORE J. IANNACONE
                                                      ------------------------------------------------
                                                      Salvatore J. Iannacone

                                                      /S/ JANET L. JANCZEWSKI
                                                      ------------------------------------------------
                                                      Janet L. Janczewski

                                                      /S/ RICHARD D. WEINER
                                                      ------------------------------------------------
                                                      Richard D. Weiner
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